UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

COMBINATORX, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor

Cambridge, MA 02142

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 301-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 30, 2009, CombinatoRx, Incorporated (“CombinatoRx”) and Neuromed Pharmaceuticals Inc. (“Neuromed”) plan to further adjourn their respective stockholder meetings currently scheduled to reconvene at 9 a.m., Eastern Time, and 8 a.m., Pacific Time, respectively, on November 30, 2009, so that each company’s stockholders can be provided with additional information regarding the developments of the New Drug Application for the product candidate ExalgoTM. CombinatoRx and Neuromed each plan to reconvene their respective stockholder meetings at the scheduled times and then further adjourn these meetings until, in the case of CombinatoRx, 9:00 a.m., Eastern Time, on December 18, 2009, at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, and in the case of Neuromed, 8:00 a.m., Pacific Time, on December 18, 2009, at Neuromed’s offices, 301 – 2389 Health Science Mall, Vancouver, British Columbia V6T1Z3.

This filing does not constitute an offer of any securities for sale. In connection with the merger with Neuromed, CombinatoRx has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-161146) (the “S-4”), which, as amended, was declared effective on October 22, 2009. The joint proxy statement/prospectus of CombinatoRx and Neuromed included in the S-4 was filed with the SEC under Rule 424(b)(3) of the Securities Act of 1933 on October 22, 2009 and was mailed to CombinatoRx and Neuromed stockholders. Investors and security holders of CombinatoRx are urged to read the S-4 and the joint proxy statement/prospectus (including all amendments and supplements thereto) and the other relevant material because they contain important information about CombinatoRx, Neuromed and the proposed transaction. The S-4, joint proxy statement/prospectus and other relevant materials, and any and all documents filed by CombinatoRx with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by CombinatoRx by directing a written request to CombinatoRx, Incorporated, 245 First Street, Third Floor, Cambridge, MA 02142, Attention: Secretary. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBINATORX, INCORPORATED

By:	/s/ JASON F. COLE
Name:	Jason F. Cole
Title:	Senior Vice President and General Counsel

Dated: November 30, 2009